Property, Plant and Equipment: (Details Text) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2014
Property, Plant and Equipment: [Abstract]
% interest option agreement gave company right to earn in La Tortuga	51.00%
Aggregate option payments required for company to earn undivided interest	$ 650
Aggregate exploration expenditures required for company to earn undivided interest	3,000
Write-off of option payments	$ 425